UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2014
Date of Report (Date of earliest event reported)

Vapor Group, Inc.
 (Exact name of registrant as specified in its charter)

AvWorks Aviation Corp.
(Former name or former address, if changed since last report)

Florida	000-51159	98-0427526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 SW 47TH AVENUE Suite 415 Davie, Florida	33314
(Address of principal executive offices)	(Zip Code)

(954) 792-8450
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 - Amendments to Articles of Incorporation

Name Change and Trading Symbol Change

On April 29, 2014, AvWorks Aviation Corp., a Florida corporation (the "Company" or the “Registrant”) announced that its request for a change of name to “Vapor Group, Inc.”, (the “Name Change”) and change of trading symbol to “VPOR” (from “SPLI”) had been approved and become effective on the OTC market.

The Name Change of the Registrant is reflective of an amendment to the Company’s Articles of Incorporation as required by the consummation of its “Agreement of Merger and Plan of Reorganization” dated January 22, 2014 (the “Merger), and filed on Form 8-K on January 24, 2014, as further amended on Form 8K/A on April 7, 2014. The filings of the Merger and the recording of the Name Change were completed with its acceptance by the Secretary of State of the State of Florida on January 27, 2014 at which time the Registrant’s name was changed to Vapor Group, Inc. in the Florida registry of corporations.

SECTION 8 – OTHER EVENTS

None.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits:

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapor Group, Inc.

Date: April 29, 2014	By:	/s/ Dror Svorai
	Name:	Dror Svorai
	Title:	Chief Executive Officer

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